INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Schedule of Components of Income Tax Expense (Benefit) [Table Text Block]
The provision for income taxes consists of the following for the year ended December 31, 2019 and 2018:

	December 31
	2019	2018
Federal income taxes:
Current	-	-
Deferred	349	-
Total federal income taxes	349	-
State income taxes:
Current	1,824	-
Deferred	84	-
Total state income taxes	1,908	-
Total income taxes	$2,257	$-

Schedule of Effective Income Tax Rate Reconciliation [Table Text Block]
The effective income tax rate is lower than the U.S. federal and state statutory rates primarily because of the valuation allowance and, to a lesser extent, permanent items. A reconciliation of the 2019 federal statutory rate as compared to the effective income tax rate is as follows:

	December 31
	2019		2018
Pre-tax book income	$(461,117)	21.0%	$(645,978)	21.0%
State Tax Expense, net	1,524	(0.1%)	-	-
Permanent Items	26,430	(1.2%)	-	-
Valuation Allowance	435,420	(19.8%)	645,978	(21.0%)
Total Expense	$2,257	(0.1%)	$-	-%

Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
Deferred income taxes reflect the net effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax. Significant components of the deferred tax assets and liabilities as of December 31, 2019 and 2018, are as follows:

	December 31
	2019	2018
Deferred tax assets:
Accrued Compensation	$102,049	$-
Amortization of Discount Notes Payable	99,635	-
Lease (ASC 842)	25,715	-
Deferred Revenue	1,112,807	-
Net Operating Losses	3,111,504	4,124,005
Gross deferred tax assets	4,451,710	4,124,005
Less: Valuation Allowance	(4,401,714)	(4,124,005)
Net deferred tax asset:	49,996	-
Deferred tax liabilities:
Fixed Assets	(24,281)	-
ROU Lease (ASC 842)	(25,715)	-
Trademark Amortization	(433)	-
Net deferred tax liability	(50,429)	-
Net deferred tax asset / (liability)	$(433)	$-